UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2007

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

2007

ANNUAL REPORT

for the year ended December 31

SUMMARY FINANCIAL INFORMATION

	For the year ended December 31,
	2007		2006
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of year	$610,486,274	$64.81	$619,973,031	$66.79
Net gain on investments, realized and unrealized	$33,936,693	$3.94	$24,244,767	$2.86
Net investment income	4,729,721	0.55	3,784,171	0.44
Distributions to Preferred shareholders	(4,726,109)	(0.55)	(4,726,109)	(0.56)
Distributions to Common shareholders	(34,481,934)	(4.00)	(40,346,643)	(4.74)
Proceeds from shares issued for distributions reinvested by shareholders	4,640,154	—	7,557,057	0.02
Net changes during year	$4,098,525	$(0.06)	$(9,486,757)	$(1.98)
End of year	$614,584,799	$64.75	$610,486,274	$64.81

Common market price per share	$60.08		$67.59
Common market premium (discount) to net asset value	(7.2)%		4.3%
Preferred asset coverage	1,135%		1,127%
Preferred liquidation preference per share	$27.50		$27.50
Preferred market price per share	$32.25		$31.85

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a major diversified, publicly traded investment company with total net assets of approximately $615,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock and convertible debentures.

Source Capital has Common and Preferred shares outstanding, both of which are listed and traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,655,240 shares of Common Stock outstanding.

Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate will be adjusted periodically in response to sustained changes in the net asset value, market conditions and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

2007 Investment Portfolio Returns

Total net assets of Source Capital amounted to $614,584,799 at December 31, 2007. After providing for Preferred Stock equity, Common equity amounted to $560,431,469 or $64.75 of net asset value per Common share. This compared with total net assets of $610,486,274, Common equity of $556,332,944 and net asset value per Common share of $64.81 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $39,208,043. As a result, Source Capital achieved a total investment return during 2007 of 6.1% on its Common net asset value, and 6.4% on total net assets, with both figures reflecting the reinvestment of dividends and distributions.

Distributions to Common Shareholders

Source Capital's distribution policy allows the Board of Directors to continue to consider changes in net asset value when establishing the quarterly distribution rate, but also provides for the flexibility to consider other factors such as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income as evidenced by the current annual distribution rate of $4.00.

Capital gains are the eventual result of successful investments. As in recent years, changes in relative market valuation as well as changing prospects of individual companies led us to sell certain holdings in 2007, and these sales resulted in the realization of significant net capital gains. We believe that we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns. As a result of this, the Company realized $29,892,395 in net capital gains in 2007. Detailed tax information is presented on page 9.

Market Prices and Shareholder Returns

In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares can deviate from the underlying changes in net asset value causing market returns to be either enhanced or diminished.

We continue to see differences between each year's market returns for Source shareholders (the change in Source's quoted price plus dividends received) and the actual investment returns earned by the Source portfolio. These differences can become more dramatic when the premium or discount fluctuates considerably. An increase in the premium (or decrease in the discount) will, of course, produce a market return greater than that actually earned on the underlying portfolio, while a decrease in the premium will have the opposite effect.

	Year-End
	Premium/ (Discount)	NAV	Market Price	Market Return	Investment Return
2007	(7.2)%	$64.75	$60.08	(5.2)%	6.1%
2006	4.3%	$64.81	$67.59	(1.9)%	4.3%
2005	10.4%	$66.79	$73.75	10.7%	14.9%
2004	13.2%	$63.20	$71.54	27.2%	19.5%
2003	4.9%	$56.62	$59.38	19.0%	45.7%
2002	26.1%	$41.90	$52.85	(5.9)%	(17.1)%
2001	10.1%	$55.45	$61.02	24.5%	24.7%
2000	8.4%	$48.62	$52.69	22.5%	9.6%
1999	(4.8)%	$50.70	$48.25	14.4%	23.1%

The following table presents 2007 market returns for both Common and Preferred shareholders:

	Common Stock	Preferred Stock
Change in Market Value:
NYSE Closing Price — 12/31/2007	$60.08	$32.25
NYSE Closing Price — 12/31/2006	67.59	31.85
Net change in 2007	$(7.51)	$0.40
Distributions in 2007	4.00	2.40
Total return — Amount	$(3.51)	$2.80
Total return — Percent	(5.2)%	8.8%

Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a negative return of 5.5% during 2007. On a long-term basis, those shareholders who participated in the Automatic Reinvestment Plan during each of the 31 years since its inception experienced an annual compound rate of return of 16.3%.

Commentary

The year 2007 was a dynamic and exciting one for the credit and equity markets, and the relatively flat performance of the major averages (S&P 500 up 5%, Russell 2000 down 2%) did not do justice to the important and troubling events which continue to unfold in the world economy.

We saw a housing collapse which, although it started with foolish and abusive practices in subprime lending, has spread to the whole market, with declining real estate values, difficulty in borrowing for even excellent credits, and a sharp shrinkage in mortgage securitizations.

The subprime disaster quickly engulfed many major financial institutions, especially large banks and brokers, with huge write-downs and severe erosion of their capital bases. It also revealed risky and questionable practices in securities issuance (especially CDOs—collateralized debt obligations), off-balance sheet entities (e.g. SIVs—structured investment vehicles), and bond insurance (sloppy underwriting by the monoline insurers).

To a great extent, the full effects, both primary and secondary, of the housing and financial events have yet to play out. A 50% decline in new housing starts is clearly highly deflationary in its own right, but its impact could be greater than one might think. For example, if a new subdivision doesn't get built (lower residential construction spending) it likely means that the related shopping center, school, and roads don't get built either (lower non-residential construction).

Potentially more important, housing "capital gains" have provided both the ability, via cash-back refinancings, and the consumer justification to spend more and save less out of current income, even taking savings to negative rates. This rate of consumer spending has been an important prop to the economy, and it is hard to see how it is going to be maintained in the current environment.

In the financial markets, it is helpful to examine the impact of subprime and related problems on market liquidity and on bank behavior. The subprime losses and the related difficulties in valuing and trading many esoteric securities have hurt market liquidity, making it difficult or impossible to sell new equity or issue bonds. In addition to the obvious impact on corporate investment, this could also have a major adverse impact on the consumer. Much of consumer credit—in the form of mortgages, car loans, and credit card debt—is ultimately provided via asset- backed securities (ABS).

There is no question that the financial market problems have had, and will continue to have, adverse effects on the economy. It is also highly likely that we will see additional losses and write-downs announced in coming weeks and months. However, we are hopeful that central banks have both the ability and the will to ameliorate much of the impacts of market illiquidity on U.S. and European economies, though this outcome is far from certain. In addition, sovereign investment funds in the Middle East and Far East are clearly showing a willingness to replace some of the equity losses at U.S. and European banks and brokers.

Considering the severity of the problems facing housing and financial markets, it is somewhat surprising how muted the stock market's reaction was in 2007 (though early 2008 has been a different story). Certainly, the stock prices of many companies directly impacted by housing and credit markets have declined sharply—Citigroup 4th quarter -37%, year -47%; Countrywide -53%, -79%; homebuilder DR Horton +3%, -50%. But much of the market did not significantly react to the increasingly likely prospect of an economic slowdown or recession.

After a mixed third-quarter performance (large-cap stocks up, small-cap stocks down), the whole market turned down in the fourth quarter, with the indexes down 3-4%. Source did remarkably well in the quarter, with a gain of 0.3%. The portfolio's best performers were healthcare companies and their service providers (Charles River, Invitrogen, Amsurg, and Bio-Rad) as well as several companies thought to have low exposure to economic cycles (Copart, Noble, and CLARCOR). Declining stocks are more difficult to characterize, but included several technology companies (SanDisk, Microchip, and Maxim) as well as Signet, Knight Transportation, and Manpower.

For the full year, the stock market closed with a modest gain, with the S&P 500 up 5.5%. Small stocks underperformed, with the Russell 2000 down 1.6% and the Russell Microcap Index down 8%. We view Source's 6.1% gain for the year as respectable, especially given the relative outperformance of large-cap and growth stocks, neither of which are emphasized in the Source portfolio. Source's best-performing stocks for the year were mostly healthcare related (Invitrogen + 65%, Charles River +52%, Bio-Rad + 26%) and energy (Noble +48%, Helix +32%). Underperformers included companies with some connection to housing or other consumer durables (Franklin Electric -26%, CarMax -26%, HNI -21%).

Over longer time periods, Source has performed well against its benchmark Russell 2500 as well as the leading large-cap and small-cap indexes.

	Fourth Quarter	2007	3 Years *	5 Years *	10 Years *
Source	0.3%	6.1%	8.3%	17.2%	12.6%
Russell 2500	(4.3)%	1.4%	8.4%	17.0%	9.0%
S&P 500	(3.3)%	5.5%	8.6%	12.8%	5.9%
Nasdaq	(1.8)%	9.8%	6.8%	14.7%	5.4%

* Annualized Returns

The following table shows Source returns for each of the past five years, as well as those of the benchmark Russell 2500.

	2003	2004	2005	2006	2007	5 years *
Source	45.7%	19.5%	14.9%	4.3%	6.1%	17.2%
Russell 2500	45.5%	18.3%	8.1%	16.2%	1.4%	17.0%

* Annualized Returns

We think it is useful to contrast the year 2007 with 2006. An important driver of 2006 performance was the growing role of private equity. This phenomenon was discussed at length in the Source Shareholder Letter in last year's Annual Report.

Actual private equity purchases, and the prospects of others, "distorted" market pricing, running up the valuations of the kind of low- and medium-quality businesses preferred by private-equity buyers (and generally absent from the Source portfolio). This was an environment in which risk taking was rewarded. We noted in last year's letter that the large impact of private-equity would be "a self-correcting phenomenon" and we would not "indefinitely see increasingly large amounts of capital chasing increasingly poor investments."

The year 2007, in contrast, saw the end of the private-equity boom. Deal volume collapsed during the summer, down 90% from its highs, and has remained at nominal levels. The proximate cause of this was the refusal of bond buyers to continue to fund highly leveraged deals without much higher coupons and tighter bond covenants. More generally, we increasingly saw a market in which risk-taking was no longer encouraged. Not surprisingly, the high-quality companies which dominate the Source portfolio performed relatively well in this environment.

Another notable aspect of the 2007 stock market was the dramatic outperformance of growth stocks over value stocks, which was true across the entire market-cap spectrum. The small stock Russell 2000 growth index was 1700 basis points ahead of the value index. The very large stock Russell 200 growth index outperformed value by 1200 bp. As we noted in our third quarter Shareholder Letter, this dramatic difference in relative performance was likely driven by recession fears, dollar weakness, and the flight from risk discussed above.

Signet Group is a company added to the Source portfolio over the past few months. A discussion of this decision can also serve as an opportunity to illustrate important aspects of our investment philosophy and style.

Signet is the largest operator of chain jewelry stores in the U.S., with mall-based Kay Jewelers (832 stores) and non-mall Jared (135 stores), which has larger, free-standing units. In addition, Signet is the #1 chain jeweler in the United Kingdom.

We have always preferred to own industry leaders, with effective business strategies, growing market shares, and strong finances and management. Signet has been steadily growing its share in both the U.K. and the U.S., where it overtook competitor Zale to become the #1 chain over the past few years. Signet also has been rapidly expanding its Jared concept, which features more expensive products to appeal to an upscale customer. The company's balance sheet is strong and we have been impressed with management's execution of its strategy.

We seek out companies that have demonstrated their superiority by earning higher returns on capital compared to both the average company as well as their direct competitors. Signet's five-year return on equity of 17.6% certainly fits this description. It also compares favorably to the 7.6% return on equity earned by competitor Zale over this period. Signet's operating margin of 10.8% is 60% higher than Zale's.

In addition to earning high returns on capital, we prefer companies that have demonstrated the ability to reinvest their earnings at comparably attractive returns. Although Signet's mall-based Kay Jewelers is a relatively mature concept, the free-standing Jared chain, which features much larger and more expensive stores, has been growing quickly, with 135 units now compared to only 55 five years ago. Signet's returns at mature Jared units are comparable to the high returns earned by the established Kay's.

We strongly favor companies with the resources and inclination to take advantage of challenging times by gaining share via internal reinvestment, or by acquisition of weakened competitors. We believe that Signet meets this test, and we expect to see it continue its aggressive Jared roll-out despite the recent slow down in the jewelry business.

In contrast, Zale, Signet's largest U.S. competitor, is less favorably situated. Its balance sheet is more leveraged than Signet's. Its operating margin has been declining since 2004. It has recently announced that it will close 60 stores, and last year sold its upscale chain, Bailey, Banks and Biddle. Most important, Zale has had four chief executives in the past five years, with the most recent change just this past December. That this management instability has led to inconsistent merchandising and poor execution should not be a surprise.

The two companies have discussed a purchase of Zale by Signet in the past and Signet is open to resuming such talks. Though any future deal would certainly raise the risk profile of our Signet investment, the company's past behavior suggests that it would not undertake such a transaction unless it could be done on a very advantageous basis for Signet shareholders. Certainly Signet is under no pressure to do a deal.

The recent purchase of an 18% position in Zale by an "activist investor" has raised the possibility that events may unfold sooner rather than later. Options would appear to be limited. The company could be sold to a financial buyer, which would likely result in a less aggressive and more cash-flow-oriented operating strategy. It could be sold to a strategic buyer—hard to think of one other than Signet. Or it could emphasize a renewed effort to manage the business better. Though there is always the possibility this could succeed, it would be no easy task.

The issues discussed above have all been driven by Signet's financial results and strategic position. We also care about valuation. Ideally we want to buy stocks whose low prices are caused by macro issues (there's a recession) or industry issues (jewelry sales are down), rather than a poorly operated business. We believe that Signet, whose stock is at a 5-year low, selling at 8x year 2007 earnings, meets this test.

In addition, there are a number of unusual factors that we believe have contributed to Signet's depressed valuation but could disappear in the coming year. As a U.K.-domiciled company, traded primarily on the London Stock Exchange, it is no surprise that Signet is followed by U.K.-based analysts and owned by English investors. They tend to view Signet's results in the context of the London market and English retailing environment. However, 75% of Signet's revenue is generated in the U.S., and its growth investments are also primarily in the U.S. Consequently, we believe that this Anglo-centric focus is inappropriate, and in the context of the U.S. stock market, the stock is being mispriced.

It appears that others agree with us, and the portion of the company owned by U.S.-based investors has been rapidly increasing over the past year, recently to about 50%, though the stock price has declined. Apparently old English investors have been eager to sell their shares to new American ones.

It actually makes a difference who owns the stock. Signet has recently switched its functional currency from pounds sterling to U.S. dollars. Management effectively runs the business from U.S. operations' headquarters in Akron, Ohio. The CEO is an American. The company is now considering whether to have shareholders vote on a change of domicile. If approved, we would expect that the main trading market would soon move from London to New York.

If enacted, we view these changes as likely beneficial to the stock's valuation. But even if not, we consider Signet to be an attractive company at an attractive price, and we expect it to be a successful investment over time.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

January 29, 2008

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Dow Jones Industrial Average (DJIA) covers 30 major companies. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO OF INVESTMENTS

December 31, 2007

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 24.0%
Brady Corporation	514,200	$18,043,278
Charles River Laboratories International, Inc.*	455,000	29,939,000
CLARCOR, Inc.	410,000	15,567,700
Copart, Inc.*	300,000	12,765,000
Invitrogen Corporation*	270,000	25,220,700
Manpower Inc.	300,000	17,070,000
ScanSource Inc.*	900,000	29,115,000
		$147,720,678
PRODUCER DURABLE GOODS — 14.9%
Franklin Electric Co., Inc.	315,000	$12,055,050
Graco Inc.	495,000	18,443,700
HNI Corporation	445,000	15,601,700
IDEX Corporation	742,500	26,826,525
Zebra Technologies Corporation (Class A)*	530,000	18,391,000
		$91,317,975
ENERGY — 13.1%
Helix Energy Solutions Group, Inc.*	695,000	$28,842,500
Noble Corporation	920,000	51,989,200
		$80,831,700
TECHNOLOGY — 10.9%
Cognex Corporation	720,000	$14,508,000
Maxim Integrated Products, Inc.	360,000	9,532,800
Microchip Technology Incorporated	510,000	16,024,200
Plantronics, Inc.	751,100	19,528,600
SanDisk Corporation*	215,000	7,131,550
		$66,725,150
RETAILING — 10.6%
CarMax, Inc.*	1,100,012	$21,725,237
O'Reilly Automotive, Inc.*	1,000,000	32,430,000
Signet Group plc	8,075,300	11,143,914
		$65,299,151
HEALTHCARE — 8.2%
Amsurg Corporation*	344,800	$9,330,288
Bio-Rad Laboratories, Inc. (Class A)*	200,300	20,755,086
Lincare Holdings Inc.*	570,000	20,041,200
		$50,126,574
TRANSPORTATION — 5.2%
Heartland Express, Inc.	1,150,000	$16,307,000
Knight Transportation, Inc.	1,060,000	15,698,600
		$32,005,600
FINANCIAL — 4.0%
Brown & Brown, Inc.	700,000	$16,450,000
First American Corporation	235,000	8,018,200
		$24,468,200

See notes to financial statements.

PORTFOLIO OF INVESTMENTS

December 31, 2007

COMMON STOCKS (Continued)	Shares or Face Amount	Value
ENTERTAINMENT — 3.9%
Carnival Corporation	536,600	$23,873,334
CONSUMER DURABLES — 0.5%
Polaris Industries, Inc.	65,000	$3,105,050
TOTAL COMMON STOCKS — 95.3% (Cost $352,936,690)		$585,473,412
PREFERRED STOCKS
REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.	100,000	$2,200,000
Prologis (Series G)	120,000	2,522,400
TOTAL PREFERRED STOCKS — 0.7% (Cost $5,726,454)		$4,722,400
NON-CONVERTIBLE BONDS AND DEBENTURES
CORPORATE — 2.7%
Brown Shoe Company — 8.75% 2012	$2,000,000	$2,040,000
Central Garden & Pet Company — 9.125% 2013	3,000,000	2,550,000
Invacare Corporation — 9.75% 2015	2,000,000	2,025,000
JLG Industries, Inc. — 8.25% 2008	2,000,000	2,014,180
PolyOne Corporation — 6.58% 2011	1,500,000	1,398,750
Realty Income Corporation — 8.25% 2008	2,000,000	2,034,400
Titan International, Inc. — 8% 2012	3,000,000	2,925,000
Unisys Corporation — 7.875% 2008	1,500,000	1,500,000
		$16,487,330
U.S. GOVERNMENT AND AGENCIES — 0.0%
Federal Home Loan Mortgage Corporation — 6.5% 2023 (Interest Only)	$5,916	$51
Government National Mortgage Association (Mobile Home) — 9.75% 2010	111,403	116,172
		$116,223
TOTAL NON-COVERTIBLE BONDS AND DEBENTURES — 2.7% (Cost $17,205,667)		$16,603,553
TOTAL INVESTMENT SECURITIES — 98.7% (Cost $375,868,811)		$606,799,365
SHORT-TERM INVESTMENT — 1.3% (Cost $7,901,287)
General Electric Capital Corporation — 3.25% 01/02/2008	$7,902,000	$7,901,287
TOTAL INVESTMENTS — 100.0% (Cost $383,770,098)		$614,700,652
Other assets and liabilities, net — 0.0%		(115,853)
TOTAL NET ASSETS — 100%		$614,584,799

*  Non-income producing securities

See notes to financial statements.

PORTFOLIO SUMMARY

December 31, 2007
(Unaudited)

Common Stocks		95.3%
Business Services & Supplies	24.0%
Producer Durable Goods	14.9%
Energy	13.1%
Technology	10.9%
Retailing	10.6%
Healthcare	8.2%
Transportation	5.2%
Financial	4.0%
Entertainment	3.9%
Consumer Durable Goods	0.5%
Preferred Stocks		0.7%
Non-Convertible Bonds and Debentures		2.7%
Short-Term Investment		1.3%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended December 31, 2007
(Unaudited)

	Shares or Face Amount
NET PURCHASES
Common Stocks
Brown & Brown, Inc.	50,000	shs.
CarMax, Inc.	30,000	shs.
CLARCOR Inc.	49,700	shs.
Franklin Electric Co., Inc.	55,000	shs.
Knight Transportation, Inc.	235,000	shs.
Maxim Integrated Products, Inc.	125,000	shs.
Microchip Technology Incorporated	105,000	shs.
Signet Group plc	8,059,600	shs.
Zebra Technologies Corporation (Class A)	25,000	shs.
Non-Convertible Securities
Brown Shoe Company — 8.75% 2012(1)	$2,000,000
Titan International, Inc. — 8% 2012	$1,000,000
NET SALES
Common Stocks
CDW Corporation(2)	353,900	shs.
Preferred Stocks
Duke-Weeks Realty Corp. (Series B)(2)	40,000	shs.

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

FEDERAL INCOME TAX INFORMATION

(Unaudited)

Calendar 2007

CASH Dividends and Distributions:

Date Paid	Amount Paid Per Share	(1) Ordinary Income Dividends	(2) Long-Term Capital Gain Distributions
PREFERRED STOCK:
03/15/2007	$0.60	$0.60	—
06/15/2007	0.60	0.60	—
09/15/2007	0.60	0.60	—
12/15/2007	0.60	0.60	—
TOTAL	$2.40	$2.40	—
COMMON STOCK:
03/15/2007	$1.00	$0.076	$0.924
06/15/2007	1.00	0.039	0.961
09/15/2007	1.00	0.039	0.961
12/15/2007	1.00	0.039	0.961
TOTAL	$4.00	$0.193	$3.807

The amount in column (1) is to be included as dividend income on your tax return and 100% of this amount is Qualified Dividend Income and qualifies for the 5% and 15% capital gains rates.

In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions and qualifies for the 5% and 15% capital gains rates.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2007 tax returns. For corporate shareholders, 100% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2007. Therefore, Common shareholders will not receive a Form 2439 for 2007.

Notice to Dividend Reinvestment Plan Participants:

The information above shows the cash distributions paid by Source Capital during 2007. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

The first three distributions paid during the year were reinvested at a discount from the market price, and the additional taxable amount of these distributions for each Common share purchased is as follows: March 15, 2007, $3.3325 per share; June 15, 2007, $0.5600 per share; September 15, 2007, $1.2200 per share.

State Tax Information:

None of the amounts reported was derived from U.S. Treasury Securities.

Certain states have reduced tax rates for capital gains attributed to securities that meet certain holding periods. The following percentages should be applied to the amounts in column (2): 6.5% of these gains was derived from assets held 1-2 years, 57.1% 2-3 years, 13.6% 3-4 years, 10.9% 4-5 years, 9.6% 5-6 years, and 2.3% more than 6 years.

STATEMENT OF ASSETS AND LIABILITIES

	December 31, 2007
ASSETS
Investments at value:
Investment securites — at market value (cost $375,868,811) — Note A	$606,799,365
Short-term investments — at amortized cost (maturities 60 days or less) — Note A	7,901,287	$614,700,652
Cash		14
Receivable for:
Accrued interest	$407,506
Dividends	74,700	482,206
		$615,182,872
LIABILITIES
Payable for:
Advisory fees	$352,152
Accrued dividends — Preferred Stock	196,921
Accrued expenses	49,000	598,073
TOTAL NET ASSETS — December 31, 2007		$614,584,799
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 1,135%) — Note B		$54,153,330
Net assets applicable to Common Stock — $64.75 per share		$560,431,469
SUMMARY OF SHAREHOLDERS' EQUITY
$2.40 Cumulative Preferred Stock — par value $3 per share; authorized 3,000,000 shares; outstanding 1,969,212 shares — Note B		$5,907,636
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares — Note B		8,655,240
Additional Paid-in Capital		369,029,134
Undistributed net investment income		62,235
Unrealized appreciation of investments		230,930,554
TOTAL NET ASSETS — December 31, 2007		$614,584,799

See notes to financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME
Income
Dividends		$7,102,657
Interest		2,825,182
		$9,927,839
Expenses — Note C:
Advisory fees	$4,313,783
Transfer agent fees and expenses	326,767
Reports to shareholders	161,464
Directors' fees and expenses	137,718
Legal, audit and tax fees	60,626
Taxes, other than federal income tax	60,025
Custodian fees and expenses	55,331
Registration and filing fees	31,220
Insurance	26,877
Other expenses	24,307	5,198,118
Net investment income — Note A		$4,729,721
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities
(Excluding short-term corporate notes with maturities 60 days or less)	$92,816,962
Cost of investment securities sold	62,924,567
Net realized gain on investments — Notes A and D		$29,892,395
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$226,886,256
Unrealized appreciation at end of year	230,930,554
Change in unrealized appreciation of investments		4,044,298
Net realized and unrealized gain on investments		$33,936,693
NET CHANGE IN TOTAL NET ASSETS RESULTING FROM OPERATIONS		$38,666,414

See notes to financial statements.

STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the year ended December 31,
	2007		2006
CHANGES IN TOTAL NET ASSETS
Operations:
Net investment income	$4,729,721		$3,784,171
Net realized gain on investments — Notes A and D	29,892,395		24,055,631
Change in unrealized appreciation of investments	4,044,298		189,136
Increase in total net assets resulting from operations		$38,666,414		$28,028,938
Distributions to Preferred shareholders:
From net investment income	$(4,726,109)		$(2,140,987)
From net realized capital gains	—	(4,726,109)	(2,585,122)	(4,726,109)
Distributions to Common shareholders — Note A:
From net investment income	$(1,584,561)		—
From net realized capital gains	(32,897,373)	(34,481,934)	$(40,346,643)	(40,346,643)
Proceeds from shares issued for distributions reinvested by shareholders — Note B		4,640,154		7,557,057
Change in total net assets		$4,098,525		$(9,486,757)
TOTAL NET ASSETS
Beginning of year, including undistributed net investment income of $1,643,184 and zero at December 31, 2006 and 2005, respectively		610,486,274		619,973,031
End of year, including undistributed net investment income of $62,235 and $1,643,184 at December 31, 2007 and 2006, respectively		$614,584,799		$610,486,274

Notice of Source of Distributions
(Unaudited)
(Common Stock Only)

Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

		Source of Distributions
Date Paid	Amount Paid Per Share	Net Investment Income	Net Realized Capital Gains
3/15/2007	$1.00	$0.086	$0.914
6/15/2007	1.00	0.033	0.967
9/15/2007	1.00	0.033	0.967
12/15/2007	1.00	0.033	0.967
	$4.00	$0.185	$3.815

See page 9 for federal income tax information.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each year

	Year ended December 31,
	2007	2006	2005	2004	2003
Common Stock:
Per share operating performance:
Net asset value at beginning of year	$64.81	$66.79	$63.20	$56.62	$41.90
Income from investment operations:
Net investment income	$0.55	$0.44	$0.42	$0.45	$0.41
Net realized and unrealized gain on investment securities	3.94	2.86	9.16	10.65	18.36
Total from investment operations	$4.49	$3.30	$9.58	$11.10	$18.77
Distributions to Preferred shareholders:
From net investment income	$(0.55)	$(0.25)	$(0.45)	$(0.43)	$(0.51)
From net realized capital gains	—	(0.31)	(0.11)	(0.14)	(0.06)
Distributions to Common shareholders:
From net investment income	(0.18)	—	—	—	—
From net realized capital gains	(3.82)	(4.74)	(5.47)	(4.00)	(3.50)
Total distributions	$(4.55)	$(5.30)	$(6.03)	$(4.57)	$(4.07)
Effect of shares issued for distributions reinvested by shareholders	—	$0.02	$0.04	$0.05	$0.02
Net asset value at end of year	$64.75	$64.81	$66.79	$63.20	$56.62
Per share market value at end of year	$60.08	$67.59	$73.75	$71.54	$59.38
Total investment return(1)	(5.5)%	(1.8)%	11.5%	28.4%	20.6%
Net asset value total return(2)	6.1%	4.3%	14.9%	19.5%	45.7%
Ratios/supplemental data:
Net assets at end of year (in thousands)	$614,585	$610,486	$619,973	$581,729	$521,249
Ratios based on average net assets applicable to Common Stock:
Expenses(3)	0.91%	0.90%	0.91%	0.95%	0.99%
Net investment income(3)	0.82%	0.67%	0.66%	0.77%	0.85%
Ratios based on average net assets:
Expenses(3)	0.83%	0.82%	0.83%	0.85%	0.87%
Net investment income(3)	0.75%	0.61%	0.60%	0.69%	0.75%
Portfolio turnover rate	11.97%	13.36%	22.92%	22.86%	18.43%
Preferred Stock:
Total shares outstanding(4)	1,969,212	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(4)	$312.10	$310.02	$314.83	$295.41	$264.70
Involuntary liquidation preference per share	$27.50	$27.50	$27.50	$27.50	$27.50
Average market value per share(5)	$32.55	$32.38	$34.21	$34.04	$31.87

(1)  Based on market value per share, adjusted for reinvestment of distributions

(2)  Based on net asset value per share, adjusted for reinvestment of distributions

(3)  Does not reflect the effect of dividend payments to Preferred shareholders

(4)  Information shown as of the end of the year

(5)  The average of all month-end market values during each year

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—Securities, including any outstanding written call options, listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day securities are valued at the mean between the most recent bid and asked prices. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Capital Stock

The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. Preferred asset coverage was 1,135% at December 31, 2007.

During the year ended December 31, 2007, the Company issued 70,689 shares of Common Stock, under its Dividend Reinvestment Plan for Common and Preferred shareholders.

NOTE C—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, LLC ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

For the year ended December 31, 2007, the Company paid aggregate fees of $136,500 to all Directors who are not affiliated persons of the Investment Adviser.

NOTE D—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute to shareholders each year all of its taxable net investment income and taxable net realized gain on investments in accordance with the minimum distribution requirements of the Code.

Dividends and distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2007, were as follows:

Undistributed ordinary income	$62,235
Undistributed net realized gains	$—

The tax status of dividends and distributions paid during the fiscal years ended December 31, 2007 and 2006 were as follows:

	2007	2006
Dividends from Ordinary Income:
Preferred	$4,726,109	$2,363,054
Common	1,672,327	—
Distributions from Long-term Capital Gains:
Preferred	—	$2,363,055
Common	$32,933,989	$40,739,873

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $71,966,405 during the year ended December 31, 2007. Realized gains and losses are based on the specific identification method.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

All of the amounts reported in the financial statements at December 31, 2007, were the same for federal income tax and financial reporting purposes. A permanent difference of $124,382 as of December 31, 2007, was reclassified from Undistributed Net Realized Gain on Investments to Additional Paid-in Capital. The permanent difference related to the accounting for market discount on Common Shares issued under the Dividend Reinvestment Plan, which differs between income tax regulations and accounting principles generally accepted in the United States of America. Gross unrealized appreciation and depreciation for all investments at December 31, 2007, for federal income tax and financial reporting purposes was $238,290,171 and $7,359,617, respectively, resulting in net unrealized appreciation of $230,930,554. The Company adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on January 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Company. As of and during the year ended December 31, 2007, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended before December 31, 2003 or by state tax authorities for years ended before December 31, 2002. Refer to page 9 for detailed information regarding the tax character of distributions paid during the year.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2007, the related statement of operations for the year then ended, the statements of changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc., as of December 31, 2007, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 4, 2008

DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (72)*	Director	Term: 1 Year Time Served: 9 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP a public accounting firm.	6

Thomas P. Merrick - (70)*	Director	Term: 1 Year Time Served: 1Year	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	2

David Rees - (84)*	Director	Term: 1 Year Time Served: 39 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles

Paul G. Schloemer - (79)*	Director	Term: 1 Year Time Served: 8 Years	Retired President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation.	1

Lawrence J. Sheehan - (75)*	Director	Term: 1 Year Time Served: 16 Years	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the firm of O'Melveny & Myers LLP.	6

Eric S. Ende - (63)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 7 Years	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist - (54)	Executive Vice President and Portfolio Manager	Time Served: 11 Years	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood - (47)	Treasurer	Time Served: 10 Years	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki - (53)	Secretary	Time Served: 25 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas - (50)	Chief Compliance Officer	Time Served: 3 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler III - (40)	Assistant Treasurer	Time Served: 2 Years	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064.

* Audit committee member

Mr. Altman and Mr. Sheehan serve as members of the audit committee of five open-end investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. Mr. Merrick serves as a member of the audit committee of one open-end investment company managed by FPA. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2007, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2006, was submitted to the NYSE on May 9, 2007. The Company's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Company's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

Mellon Investor Services, LLC
480 Washington Boulevard
Jersey City, NJ 07310
(800) 279-1241 or (201) 329-8660
http://melloninvestor.com/isd

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR  Common Stock
SOR+  Preferred Stock

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o Mellon Investor Services LLC, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as agent for participants under the Plan.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

	(b)	Not Applicable

	(c)	During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

	(d)	During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

	(e)	Not Applicable

	(f)	A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.	Principal Accountant Fees and Services.

		2006	2007
(a)	Audit Fees	$32,000	$33,600
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$6,300	$6,550
(d)	All Other Fees	-0-	-0-

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)

Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)

If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)

Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

(h)

Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of all the independent directors of the registrant.  The members of the audit committee are: Willard H. Altman, Jr., Thomas P. Merrick, David Rees, Paul G. Schloemer and Lawrence J. Sheehan.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

POLICY

First Pacific Advisors, LLC (“Adviser”) acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies (“RIC clients”) and separately managed accounts (including those governed under the laws and provisions of ERISA) (collectively referred to as client or clients).  The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party, in writing.  The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client’s account.

PURPOSE

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the Investment Company Act of 1940, as amended (“1940 Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s guidelines (see “Guidelines” below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception to the Guidelines.

CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will resolve such a conflict in the manner described below:

Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

Obtain Consent of Clients.  To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as above.  Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer; (iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether an officer or director of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

LIMITATIONS

In certain circumstances where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received.  The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.  Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

Terminated Account.  Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser may refrain from voting any proxies received after the termination.  However, the client may specify in writing who the proxies shall be forwarded to.

Securities No Longer Held.  The Adviser may refrain from voting proxies received for securities which are no longer held by the client’s account.

Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

PROCEDURES FOR VOTING

Proxies and annual or other reports received by the Adviser for issuers in clients’ accounts under management are promptly forwarded to the appropriate portfolio manager, who votes the proxy and returns it to the operations department to process the votes.

When voting telephonically.  The telephone number on the proxy is called and voted, verification of the vote is made after all proposals have been voted, the date of the telephone call is noted on the proxy and filed in the account’s file.  Note of the date of the telephone call is also made on the cross-reference report and filed alphabetically in a binder by issuer.

When voting manually.  Sign and date after manually checking each proposal being voted and send through the regular postal service.  A copy of the proxy is filed in the account’s file.

Note of the date of mailing is also made on the cross reference report and filed alphabetically in a binder by issuer.

When voting electronically.  Go online and vote each proxy as designated.  A confirmation is then returned through e-mail.  These confirmations are printed and are then filed with the proxy in the account’s file.  Note of the date of voting is also made on the cross reference report and filed alphabetically in a binder by issuer.

If there is a disagreement as to how a proxy is to be voted, it is the responsibility of the portfolio managers of the Adviser to discuss and substantiate their voting.  See Guidelines below for further explanation of standard voting procedures.

RECORD KEEPING

In accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1.	these proxy voting policies and procedures, and all amendments thereto;
2.	all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);
3.	a record of all votes cast on behalf of clients;
4.	records of all client requests for proxy voting information;
5.	any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and
6.	all records relating to requests made to clients regarding conflicts of interest in voting the proxy. These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  The Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:		Oppose

	1.	Proposals to stagger board members’ terms;
	2.	Proposals to limit the ability of shareholders to call special meetings;

	3.	Proposals to require super majority votes;
	4.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
	5.	Proposals regarding “fair price” provisions;
	6.	Proposals regarding “poison pill” provisions; and
	7.	Permitting “green mail.”

2.	Providing cumulative voting rights		Oppose

3.	“Social issues,” unless specific client guidelines supersede		Oppose

4.	Election of directors recommended by management, except if there is a proxy fight		Approve

5.	Election of independent auditors recommended by management, unless seeking to replace if there exists a dispute over policies		Approve

6.	Date and place of annual meeting		Approve

7.	Limitation on charitable contributions or fees paid to lawyers		Approve

8.	Ratification of directors’ actions on routine matters since previous annual meeting		Approve

9.	Confidential voting		Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.	Limiting directors’ liability		Approve

11.	Eliminate preemptive right		Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict managements’ ability to raise new capital

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Pay director solely in stocks	Case-by-case

15.	Eliminate director mandatory retirement policy	Case-by-case

16.	Rotate annual meeting location/date	Case-by-case

17.	Option and stock grants to management and directors	Case-by-case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested	Case-by-case

19.	Sale of assets, divisions, product rights, etc.	Case-by-case

20.	Other business that may arise at the annual meeting	Case-by-case

21.	Other issues not included on this list	Case-by-case

NOTICE TO CLIENTS OF FIRST PACIFIC ADVISORS, INC.

REGARDING PROXY VOTING POLICIES AND PROCEDURES

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, LLC (“Adviser”) retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account.  If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to J. Richard Atwood, Chief Operating Officer, First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064, or fax your request to (310) 996-5450, or by e-mail to atwood@firstpacad.com

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

	(a)(1)	Eric S. Ende and Steven R. Geist are primarily responsible for the day-to-day management of the registrant.

Mr. Ende has been the President, Chief Investment Officer and Director of the registrant for more than the past five years and Partner of the Adviser since October 2006. Mr. Ende also serves as Director, President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc., and as Vice President of FPA Capital Fund, Inc., FPA New Income, Inc. and FPA Funds Trust’s FPA Crescent Fund for more than the past five years. Mr. Ende served as Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006.

Mr. Geist has been the Executive Vice President and Portfolio Manager of the registrant since November 2006, and Partner of the Adviser since October 2006. Mr. Geist also serves as Executive Vice President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. for more than the past five years. Mr. Geist served as Senior Vice President and Fixed- Income Manager of the registrant from November 1999 to November 2006, and Vice President of the First Pacific Advisors, Inc. from December 1994 to September 2006.

FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. are registered investment companies managed by the Adviser.

(a)(2)

The Portfolio Managers, Eric S. Ende and Steven R. Geist, are also responsible for the day-to-day management of two open-end investment companies and four other accounts, with total aggregate assets of $1.1 billion at December 31, 2007. In addition, Mr. Geist assists in the management of a small portion of another open-end investment company and 12 other accounts with total aggregate assets of $2.8 billion at December 31, 2007. None of these accounts have an advisory fee based on the performance of the account. The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers managing the registrant and the other accounts noted above. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

(a)(3)

Compensation of the Adviser’s Portfolio Managers includes a fixed salary plus participation in the Adviser’s revenues and profits. The participation in revenues and profits is primarily based on the revenues received on the assets managed by those Portfolio Managers, including the registrant’s assets, and partly based on the overall profitability of the Adviser. In addition, as equity owners of the Adviser, the value of each Portfolio Manager’s ownership interest is dependent upon their ability to effectively manage their business over the long term. The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

	(a)(4)	The dollar value of shares of Common Stock of the registrant owned at December 31, 2007 by Mr. Ende was between $50,001 and $100,000 and by Mr. Geist was between $10,001 and $50,000.

	(b)	Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	February 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	February 22, 2008

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:	February 22, 2008